UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 19, 2012

ORCHIDS PAPER PRODUCTS COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)
4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)
(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 19, 2012, Orchids Paper Products Company (the “Registrant”) entered into a Second Amendment (“Second Amendment”) to the Executive Employment Agreement dated August 20, 2007, as amended August 22, 2008 (the “Agreement”) between the Registrant and Robert A. Snyder, its President and Chief Executive Officer.  The Second Amendment provides for an increase in Mr. Snyder’s annual base salary to $320,000 per year and provides that the base salary be adjusted annually to reflect increases in the Consumer Price Index, as defined in the Agreement, beginning on February 1, 2013.

A copy of the Second Amendment to the Agreement is attached as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.  See the Exhibit Index, which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: January 20, 2012	By:	/s/Keith Schroeder
Keith Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description
10.1	Second Amendment dated January 19, 2012 to the Executive Employment Agreement dated August 20, 2007, between Robert A. Snyder and the Registrant.